SCHEDULE 14A
                          (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No. ___)



Filed by the registrant   X

Filed by a party other than the registrant

Check the appropriate box:

     Preliminary proxy statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

X    Definitive proxy statement

     Definitive additional materials

     Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12.


                      INLAND RESOURCES INC.
         (Name of Registrant as Specified in Its Charter)



                      INLAND RESOURCES INC.
            (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

          $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
          or 14a-6(j)(2).

          $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

          Fee computed on table below per Exchange Act Rules
14a-(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

_______________________________________________________________



     (2) Aggregate number of securities to which transactions applies:

_______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

________________________________________________________________

     (5)  Total fee paid:

________________________________________________________________


X    Fee paid previously with preliminary materials.

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

_________________________________________________________________

     (2)  Form, schedule or registration statement no.:

_________________________________________________________________

     (3)  Filing party:

_________________________________________________________________

     (4)  Date filed:

_________________________________________________________________









                      INLAND RESOURCES INC.

                         PROXY STATEMENT

                               FOR

                  ANNUAL MEETING OF STOCKHOLDERS

                           May 22, 1996

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Inland Resources Inc. ("Inland" or the "Company"). The proxies solicited in connection with this proxy statement will be used at the annual meeting of stockholders of the Company to be held on Wednesday, May 22, 1996, at 9:00 a.m., local time, at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If either of the enclosed forms of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about April 23, 1996.

     The Company's principal executive office is located at 475
17th Street, Suite 1500, Denver, Colorado 80202, and its telephone number is (303) 292-0900.

     At the close of business on April 19, 1996 (the "Record Date"), the Company had outstanding and entitled to vote - 40,927,999 shares of Common Stock, $.001 par value (the "Common Stock"), and 106,850 shares of Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them. The holders of Common Stock are entitled to elect four of the directors nominated for election, and the holders of Series A

Preferred Stock are entitled to elect three directors. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and a majority of the outstanding shares of Series A Preferred Stock entitled to vote at the annual meeting will constitute a quorum of the Common Stock and Series A Preferred Stock, respectively.

     The Annual Report to Stockholders for the year ended
December 31, 1995, including financial statements, is enclosed with this proxy statement.


                     MATTERS TO BE ACTED UPON


Proposal 1 - Election of Directors - Holders of Common Stock and
Series A Preferred Stock

          Both The Holders Of Common Stock And The Holders Of
     Series A Preferred Stock Will Be Entitled To Vote On The
     Election Of Directors, As Described Below.

     At the annual meeting, the holders of Common Stock will be asked to consider and act upon a resolution to elect four members of the Board of Directors and the holders of Series A Preferred Stock will be asked to consider and act upon a resolution to elect three members of the Board of Directors. As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters which are likely to be presented for consideration at the annual meeting, except for the reverse stock split and amendments to the Company's Articles of Incorporation described below. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting; provided, however, that under the Company's Articles of Incorporation, as amended, holders of Series A Preferred Stock are not entitled to vote on all matters that may be voted upon by holders of Common Stock. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non vote on a matter will not be counted for purposes of determining whether the required vote

necessary to approve such matter was received.

Proposal 2 - Reverse Split and Amendments to Articles of
Incorporation - Holders of Common Stock Only

          Only The Holders Of Common Stock Are Entitled To Vote
     On The Proposed Reverse Split and Amendments To The
     Company's Articles Of Incorporation, As Described Below.

     At the annual meeting, the holders of Common Stock will be asked to consider and act upon the approval of the Board of Directors' recommendation to (i) amend the Company's Articles of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 shares to 10,000,000 shares (without affecting par value), (ii) effect a 1-for-10 reverse stock split of the Company's presently issued and outstanding shares of Common Stock (the "Reverse Split"), and (iii) amend the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value), all of which shall be considered as one proposal (the "Proposal") submitted to a vote of the holders of Common Stock. The vote will be taken for or against the Proposal so that all three elements are considered in one vote. HOLDERS OF SERIES A PREFERRED STOCK ARE NOT ENTITLED TO VOTE ON THE PROPOSAL AND THE COMPANY IS NOT ASKING FOR A PROXY FROM HOLDERS OF SERIES A PREFERRED STOCK IN CONNECTION WITH THE PROPOSAL. As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters which are likely to be presented for consideration at the annual meeting, except for the election of directors described above. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting; provided, however, that under the Company's Articles of Incorporation, as amended, holders of Series A Preferred Stock are not entitled to vote on all matters that may be voted upon by holders of Common Stock. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock

outstanding as of the Record Date is necessary to approve the Proposal. Accordingly, if a stockholder abstains from voting certain shares on the approval of the Proposal, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote.

                            PROPOSAL 1
                      ELECTION OF DIRECTORS


     At the meeting, seven directors are to be elected to hold office until the 1997 annual meeting of stockholders or until their successors are elected and qualified. The Company's Articles of Incorporation, as amended, provides that the number of directors shall be seven unless an increase is approved by at least five members of the Board of Directors, including two of the members elected by the holders of Series A Preferred Stock. The Board of Directors is now comprised of seven members, as fixed by the Board of Directors. Four members of the Board of Directors are to be elected by the holders of Common Stock and three members of the Board of Directors are to be elected by the holders of Series A Preferred Stock.

Holders of Common Stock

     Holders of Common Stock are entitled to elect four of the seven nominees for election to the Board of Directors. The nominees for consideration by holders of Common Stock are identified below under "Management".

     Proxies for shares of Common Stock may not be voted for a greater number of persons than the number of Common Stock nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy FOR the election of the Common Stock nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any Common Stock nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another Common Stock nominee to be selected by management.

     The enclosed form of Common Stock proxy provides a means for holders of Common Stock to vote for all of the Common Stock nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the Common Stock nominees listed therein or, as noted above, for other Common Stock nominees selected by management. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock because under Washington law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock will constitute a quorum. The shares held by each holder of Common Stock who signs and returns the enclosed form of Common Stock proxy will be counted for purposes of determining the presence of a quorum at the meeting.

     The Board of Directors recommends a vote FOR the four Common
Stock nominees to the Board of Directors identified below.

Holders of Series A Preferred Stock

     Holders of Series A Preferred Stock are entitled to elect three of the seven nominees for election to the Board of Directors. The nominees for consideration by holders of Series A
Preferred Stock are identified below under "Management".

     Proxies for shares of Series A Preferred Stock may not be voted for a greater number of persons than the number of Series A Preferred Stock nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy FOR the election of the Series A Preferred Stock nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any Series A Preferred Stock nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another Series A Preferred Stock nominee to be selected by management.

     The enclosed form of Series A Preferred Stock proxy provides

a means for holders of Series A Preferred Stock to vote for all of the Series A Preferred Stock nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Series A Preferred Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the Series A Preferred Stock nominees listed therein or, as noted above, for other Series A Preferred Stock nominees selected by management. The withholding of authority or abstention may have an effect upon the election of directors by holders of Series A Preferred Stock because under the Company's Articles of Incorporation, as amended, a majority of the outstanding shares of Series A Preferred Stock must vote for the election of each Series A Preferred Stock nominee for such nominee to be elected to the Board of Directors. The presence of a majority of the outstanding shares of Series A Preferred Stock will constitute a quorum. The shares held by each holder of Series A Preferred Stock who signs and returns the enclosed form of Series A Preferred Stock proxy will be counted for purposes of determining the presence of a quorum at the meeting, but such holder must also vote for the election of each Series A Preferred Stock nominee for such proxy to be counted for purposes of determining whether a majority of the outstanding shares of Series A Preferred Stock were cast for the election of each such nominee.

     The Board of Directors recommends a vote FOR the three
Series A Preferred Stock nominees to the Board of Directors identified below.


                            PROPOSAL 2
    REVERSE SPLIT AND AMENDMENTS TO ARTICLES OF INCORPORATION
       (For Consideration by Holders of Common Stock Only)


Introduction

     The Board of Directors of the Company has adopted a resolution approving, and recommends to the holders of Common Stock that they approve, (i) an amendment to the Company's Articles of Incorporation to decrease the number of authorized

shares of Common Stock from 100,000,000 shares to 10,000,000 shares (without affecting par value) ("Amendment No. One", a copy of which is attached hereto as Annex A), (ii) a 1-for-10 reverse stock split of the Company's presently issued and outstanding shares of Common Stock (the "Reverse Split"), and (iii) an amendment to the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value) ("Amendment No. Two", a copy of which is attached hereto as Annex B), all of which shall be considered as one proposal (the "Proposal") submitted to a vote of the holders of Common Stock. The vote will be taken for or against the Proposal so that all three elements are considered in one vote. The Proposal was adopted by the Company's Board of Directors and is subject to approval by the holders of Common Stock. HOLDERS OF SERIES A PREFERRED STOCK ARE NOT ENTITLED TO VOTE ON THE PROPOSAL AND THE COMPANY IS NOT ASKING FOR A PROXY FROM HOLDERS OF SERIES A PREFERRED STOCK IN CONNECTION WITH THE PROPOSAL.

     On the Record Date, Woodstead Associates II, L.P. and Pengo Securities Corp., affiliates of Randall D. Smith, owned 20,600,188 shares of Common Stock, presenting approximately 50.3% of the shares of Common Stock outstanding, and such entities have indicated to Management of the Company that they intend to vote their shares for the approval of the Proposal, which will ensure such approval by the holders of Common Stock.

     Upon approval of the Proposal at the annual meeting, the following actions will take place:

     1. Amendment No. One will be filed with the State of Washington on June 3, 1996 (the "Effective Date") and the number of authorized shares of Common Stock will be reduced from 100,000,000 shares to 10,000,000 shares (without affecting par value) as of the Effective Date.

     2. The Reverse Split of the Company's existing issued and outstanding Common Stock will occur and such issued and outstanding shares will automatically be divided by 10, and each current holder of 10 shares of Common Stock will automatically become the holder of one post-split share of Common Stock. No fractional shares will be deemed issued in connection with the

Reverse Split, and any fractional shares that may result will be rounded up to the nearest whole post-split share. The certificates representing the existing pre-split outstanding shares of Common Stock will not be required to be exchanged for new certificates representing post-split shares. Rather, the existing certificates shall be deemed to automatically constitute and represent the correct number of post-split shares without further action by the stockholders, and new certificates will only be issued as old certificates are delivered to the Company's transfer agent as transfers of shares occur after the Effective Date. As a result of the Reverse Split, the number of outstanding shares of Common Stock on the Effective Date will be reduced from 40,927,999 shares to approximately 4,092,800 shares (subject to minor adjustments due to the rounding up of fractional shares).

     3. Immediately following the Effective Date, Amendment No. Two will be filed with the State of Washington and the number of post-split authorized shares of Common Stock will be increased from 10,000,000 post-split shares to 25,000,000 post-split shares (without affecting par value). Immediately after filing Amendment No. Two with the State of Washington, the Company will have authorized 25,000,000 shares of Common Stock, of which approximately 4,092,800 shares will be issued and outstanding (subject to minor adjustments due to the rounding up of fractional shares).

     The enclosed form of Common Stock proxy provides a means for holders of Common Stock to vote for or against the Proposal, or to withhold authority to vote for the Proposal. Each properly executed Proxy received in time for the meeting will be voted as specified thereon. If a holder of Common Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the Proposal. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date is necessary to approve the Proposal. Accordingly, if a stockholder abstains from voting certain shares on the approval of the Proposal, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote. However, as noted above, Woodstead Associates II, L.P. and Pengo Securities Corp. have advised Management that they intend to vote

for the Proposal and, as a result, approval of the Proposal is assured.

     The voting rights and other rights attributable to Common Stock will not be altered by the Proposal. Except for the rounding up of fractional shares (which will result in only minor adjustments), the proposed Reverse Split will not affect any stockholder's proportionate equity interest in the Company. The Proposal will not change the par value of Common Stock. The only effect on the Company's consolidated financial statements will be a reclassification of the capital accounts on the Company's balance sheet and a recalculation of loss per share and weighted average shares outstanding as if the Reverse Split had occurred on the first day of each period presented.

Reasons for Proposed Reverse Split

     The Board of Directors of the Company is of the opinion that the current price per share of the Company's Common Stock has a tendency to diminish the effective marketability of such stock because of the reluctance of many leading brokerage firms to recommend lower-priced stocks to their clients. Additionally, the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of such policies and practices pertain to the payment of broker's commissions and to time consuming procedures that operate to make the handling of lower-priced stocks unattractive to brokers from an economic perspective. The structure of trading commissions also tends to have an adverse impact upon holders of lower-priced stocks since the brokerage commission payable on the sale of a lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced stock. The foregoing factors adversely affect the price and liquidity of the Common Stock, and could also affect the Company's ability to raise additional capital through a sale of equity securities. While the Company may pursue attempts to raise additional equity capital through a sale of equity securities at some future time following the Reverse Split, there are no current plans to raise such additional capital and there can be no assurance that additional capital can be raised on terms acceptable to the Company, even if the Reverse Split is approved.


     The Board of Directors is hopeful that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Split, and the anticipated corresponding increased price per share, will stimulate interest in the Company's post-split Common Stock and possibly promote greater liquidity for the Company's stockholders with respect to those shares held by them. However, the possibility does exist that such liquidity could be adversely affected by the reduced number of shares which would be outstanding after the proposed Reverse Split.

     The Board of Directors is also hopeful that the proposed Reverse Split will result in a price level for the shares that would mitigate the present reluctance, policies and practices on the part of brokerage firms referred to above and diminish the adverse impact of trading commissions on the potential market for the Company's stock. However, there can be no assurance that the proposed Reverse Split will achieve the desired results which have been outlined above, nor can there be any assurance that the Reverse Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Split will be sustained for any prolonged period of time. In addition, the Reverse Split may have the effect of creating odd lots of stock for some stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

     Management of the Company is not aware of any present efforts by any person or persons to accumulate Common Stock in order to obtain control of the Company and the proposed Reverse Split is not intended to be an anti-takeover device. The approval of the Proposal is being sought simply to enhance the image of the Company and to price the Common Stock in a price range more acceptable to the brokerage community and to investors.

Reasons for Increase of Post-Split Number of Authorized Shares

     Amendment No. Two will be filed immediately after the Effective Date in order to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares. After giving effect to the Reverse Split on

the Effective Date, the Company will have approximately 4,092,800 shares (subject to minor adjustments due to rounding of fractional shares) outstanding, which would represent approximately 41% of the authorized shares if Amendment No. Two was not implemented. In order to provide the Company with flexibility to engage in financing and other acquisition transactions with Common Stock, and to otherwise have sufficient shares of Common Stock available for issuance from time to time by the Board of Directors upon its determination that such issuance is appropriate and in the best interest of the Company, the Board has approved, and recommends that the holders of Common Stock approve as part of the Proposal, Amendment No. Two increasing the number of post-split authorized shares of Common Stock to 25,000,000 shares. Other than various options and warrants representing approximately 469,711 post-split shares, the Series A Preferred Stock of the Company convertible into approximately 1,004,337 post-split shares, and the Option Agreement with Randall D. Smith described below under "Management
- - Certain Transactions", the Company is not presently a party to any agreement, letter of intent or understanding with any other party respecting any additional Common Stock. However, the Company plans to continue to aggressively pursue acquisition opportunities in the oil and gas industry as they become available and otherwise pursue financing transactions determined to be suitable by the Board.

General Effect of Proposal

     The effect of the Proposal on the aggregate number of shares of the Company's Common Stock is as follows:

                               Prior to              After
Number of shares               Proposal            Proposal
- -----------------              --------           ---------
Common Stock
     Authorized               100,000,000         25,000,000
     Outstanding               40,927,999          4,092,800<F1>
     Available for issuance   44,331,530           4,433,153<F1>
     Par value per share       $.001                   $.001

Preferred Stock
     Authorized                20,000,000         20,000,000
     Outstanding Series A         106,850            106,850

Financial data(2)
Stockholders' equity
     Preferred Stock          $       107            $   107
     Common Stock                  40,928              4,093<F1>
     Additional paid-in
       capital                 23,246,545         23,283,380<F1>
     Accumulated deficit      ( 9,308,171)        (9,308,171)
                              -----------         -----------
     Total stockholders'
       equity                 $13,979,409          $13,979,409
                              ===========           ===========
_________________________

<F1>  Subject to minor adjustment due to rounding of fractional shares.

<F2>  Based upon audited financial information at December 31,
      1995.

_________________________

Effect Upon Outstanding Options and Warrants

     In connection with the Proposal, all outstanding options and warrants will be adjusted so that the number of shares issuable upon the exercise of such outstanding options or warrants will be decreased in proportion to the 1-for-10 Reverse Split, and the exercise price per share under such outstanding options and warrants will be proportionately increased. Outstanding options and warrants will be rounded up to the nearest whole share and no cash payment will be made in respect of any fractional share.
The Company's Amended 1988 Option Plan (the "Plan") presently provides for 2,128,000 shares, which will be decreased

proportionately so that the number of post-split shares authorized under the Plan will equal 212,800 shares.

Effect on Series A Preferred Stock

     The Company also has outstanding 106,850 shares of Series A Preferred Stock which are convertible into Common Stock of the Company. Under the terms of the Company's Articles of Incorporation, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock will be decreased in proportion to the 1-for-10 Reverse Split, and the conversion price per share will be proportionately increased.

No Exchange of Stock Certificates

     As noted above under "Introduction", each current certificate representing issued and outstanding shares of Common Stock prior to the Reverse Split shall be deemed to automatically constitute and represent the correct number of post-split shares after the Effective Date without further action by the stockholders, and it will not be necessary for any stockholder to surrender the existing certificates representing such Common Stock.

Federal Income Tax Consequences

     A summary of the federal income tax consequences of the proposed Reverse Split is set forth below. The following discussion is based upon present federal tax law and does not purport to be a complete discussion of such consequences. Accordingly, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

     1. The proposed Reverse Split will not be a taxable transaction to the Company.

     2. A stockholder will not recognize any gain or loss as a result of the Reverse Split.

     3. The aggregate tax basis of a stockholder's post-split shares of Common Stock (including any fractional shares issued in connection with the rounding up of fractional shares) will equal

the aggregate tax basis of the stockholder's shares of pre-split Common Stock. The holding period of the post-split Common Stock generally will include the holding period of the stockholder's pre-split Common Stock, provided the pre-split shares of Common Stock were capital assets in the hands of such stockholder.

No Dissenters' Rights

     Under Washington law, stockholders are not entitled to dissenters' rights with respect to the Reverse Split or any other element of the Proposal.

     The Board of Directors recommends a vote FOR approval of the Proposal.

                            MANAGEMENT


Director Nominees and Executive Officers

     The following table provides information as of March 1, 1996, with respect to each of the Company's directors and executive officers:

                            Directors
     Common Stock Nominees:
     Kyle R. Miller           43   President, Chief Executive
                                   Officer and Director     1992

     James F. Etter<F1><F2>   60   Director                 1985

     Richard F. Conway<F1>    42   Director                 1995

     Arthur J. Pasmas<F1><F2> 61   Director                 1994

     Series A Preferred
     Stock Nominees:

     John D. Lomax            71   Director (Chairman)      1994


     Bill I. Pennington       44   Director, Vice President
                                   and Chief Financial
                                   Officer                  1994

     T Brooke Farnsworth
       <F1><F2>               50   Director                 1994

Other Executive Officers

     John E. Dyer             33   Vice President and
                                   Chief Operating Officer  1993

     Michael J. Stevens       30   Secretary and Treasurer   1993

__________________________________

<F1>  Member of the Audit Committee.

<F2>  Member of the Compensation Committee.

     Kyle R. Miller. Mr. Miller has served as President, Chief Executive Officer and a Director of the Company since December 10, 1992. He was Chairman of the Board of Directors from December 10, 1992 until September 21, 1994. For the five years prior to becoming President and Chief Executive Officer of the Company, Mr. Miller was engaged in oil and gas exploration through his own company, Miller Oil Company.

     James F. Etter. Mr. Etter is a co-founder of the Company and has served at various times as its Chief Executive Officer from August 1985 to December 10, 1992. He was a Director of the Company from 1985 until September 21, 1994, and was reappointed as a director on November 18, 1994. He is also President of Broadway Management Corp., a private real estate management company, and the owner of James F. Etter Enterprises, a privately held company with real estate, oil and other property holdings.

     Richard F. Conway.   Mr. Conway has served as Vice President
of Smith Management Company, New York, New York, a private company engaged in various businesses and investments, including oil and gas, since August 1994. Prior thereto, he was Senior

Vice President of Needham & Company, Inc., a New York - based investment banking firm, for approximately two and one-half years, and Vice President of Security Pacific Merchant Bank for approximately one and one-half years. Mr. Conway also has over eight additional years of investment banking experience. He is also a director of Hawaiian Airlines, Inc., a publicly traded airline.

     John D. Lomax. Mr. Lomax has served as Chairman and a Director of the Company since September 21, 1994, the effective date of the Company's merger with IPC. He served as Chairman, Chief Executive Officer and a Director of IPC from its inception in 1977 until September 21, 1994.

     Bill I. Pennington. Mr. Pennington has served as Chief Financial Officer and a Director of the Company since September 21, 1994, and as Vice President since March 22, 1996. He served as Treasurer of the Company from September 21, 1994 until March 22, 1996, and served as President, Chief Operating Officer and a Director of IPC from May 1987 until September 21, 1994. From March 1986 until May 1987, Mr. Pennington was a manager with the accounting firm of Coopers & Lybrand in Houston, Texas. From 1983 through 1986, Mr. Pennington was an Executive Vice President and a director of Texas General Petroleum Corporation, a Texas corporation. Mr. Pennington is a certified public accountant.

     T Brooke Farnsworth.   Mr. Farnsworth has practiced law in
Houston, Texas for more than 24 years, where presently he is the
Managing Partner of the law firm of Farnsworth & vonBerg.   He
served as Secretary of IPC from 1985 until September 21, 1994 and as a Director from 1992 until September 21, 1994.

     Arthur J. Pasmas. Mr. Pasmas has served as Vice President of Smith Management Company, New York, New York, a private company engaged in various businesses and investments, including oil and gas, since 1987. Prior thereto, he was the founder in 1968, and served as President and Chief Executive Officer, of Resources Investment Corporation until it was acquired by Smith Management Company in 1987. He currently manages various oil and gas investments for Smith Management Company from offices in Houston, Texas, and also serves as Chairman of the Board of GOEX International, Inc., Cleburne, Texas, and as a director of Regency Health Services, Inc., Tustin, California, a publicly

traded health care company.

     John E. Dyer. Mr. Dyer has been Chief Geologist of the Company since March 1, 1993, Vice President of the Company since April 28, 1993 and Chief Operating Officer of the Company since March 22, 1996. From January 1992 until his association with the Company he was an independent consulting geologist to the oil and gas industry for various companies including ARCO Oil and Gas Company. From March 1988 through December 1991, he was the Chief Geologist for Miller Oil Company.

     Michael J. Stevens. Mr. Stevens has been the Controller of the Company since June 28, 1993 and the Secretary since September 30, 1993. He was the Treasurer of the Company from September 30, 1993 until September 21, 1994, and was reappointed as Treasurer on March 22, 1996. Prior to his association with the Company, for the past five years he was an auditor with Coopers & Lybrand (4.5 years) and senior internal auditor (0.5 years) at Diversified Energy, Inc., a publicly traded oil and gas company in Minneapolis, Minnesota. Mr. Stevens is a certified public accountant.

     The Company has an Option Committee and Compensation
Committee.  The Company does not have a nominating committee.

     The Compensation Committee administers the Company's stock option plan. Its current members are Messrs. Etter, Farnsworth and Pasmas. It took three actions by written consent in 1995.

     The Audit Committee reviews financial press releases and earnings reports and recommends to the Board the independent public accountants to be used by the Company. Its current members are Messrs. Etter, Farnsworth, Pasmas and Conway. The Audit Committee held one meeting in 1995.

     The Board of Directors of the Company held a total of six meetings during 1995 and took three actions by written consent. Prior to August 29, 1994, the Company's directors were paid $500 for each meeting attended, but after August 29, 1994, only the non-employee directors receive this fee. Directors are also reimbursed for reasonable expenses incurred in connection with attendance at Board or committee meetings. Until August 29, 1994, directors were also granted a "formula award" stock option

for 2,000 shares of Common Stock for each Board meeting attended. Effective August 29, 1994, the stockholders of the Company approved an amendment to the Company's stock option plan to revise the "formula award" to provide for the grant of an option for 10,000 shares of Common Stock to each non-employee director upon the date of initial election and upon the date of each reelection to the Board.

     Based solely upon a review of Forms 3, 4 and 5 furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the Company, the Company is not aware of any failure by any officer, director or beneficial owner of more than 10% of the Company's Common Stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 1995, except that Kyle R. Miller failed to timely file three Form 4s to report three grants of warrants (one in 1993 and two in 1995) which the Company had inadvertently failed to document under an automatic grant provision contained in a prior warrant agreement with Mr. Miller, and Richard F. Conway filed late his Form 3 reporting his appointment as a director of the Company.

Certain Transactions

     On June 1, 1994, John D. Lomax, Bill I. Pennington, T Brooke Farnsworth and two other former directors of IPC, entered into a Loan Agreement pursuant to which such directors loaned an aggregate of $100,000 to IPC. Proceeds of the loan were used by IPC as working capital. The interest rate of the loan was 10% per annum and the loan was collateralized by certain inventory and property of IPC, located in Roosevelt, Utah. The loan was to be repaid upon the first to occur of the closing of the Merger or September 1, 1994. The loan was repaid on September 30, 1994.

     In July 1993, IPC granted security interests in its Monument Butte Unit to John D. Lomax and Bill I. Pennington. Such security interests were granted to Messrs. Lomax and Pennington in consideration of their personal guarantees of IPC's $250,000 loan from First Interstate Bank of Utah. The release of the personal guarantees of Messrs. Lomax and Pennington was a condition to closing the Merger, and their respective guarantees and security interests were released on September 21, 1994.

     John D. Lomax, Bill I. Pennington, two former directors of IPC and certain of their affiliates participated as general and limited partners and/or working interest owners of oil and gas properties in which IPC also owned interests. These parties incurred their proportionate share of drilling, completion, workover and lease operating costs in the respective properties on the same basis as IPC. During 1994, the amounts of costs paid or revenues received by Messrs. Lomax and Pennington (or their affiliates) in such transactions did not exceed $60,000 in any one year. As required by the Merger Agreement, Inland purchased the working interests of Messrs. Lomax and Pennington effective October 1, 1994 for $73,982 and $12,894, respectively, which represented fair market value.

     John D. Lomax and a former director of IPC personally guaranteed approximately $200,000 of IPC's drilling performance bonds until they were released from their guarantees in 1995.
The Company agreed to indemnify Mr. Lomax and the former director for any liability under their guarantees prior to their release.

     T Brooke Farnsworth is a partner with Farnsworth & vonBerg, a Houston, Texas lawfirm that renders various legal services to IPC. IPC paid $6,885 and $63,229 to the firm for the years ended
December 31, 1995 and 1994, respectively.

     Woodstead Associates II, L.P., as assignee of Energy Management Corporation, has entered into two Registration Rights Agreement with the Company pursuant to which the Company has agreed to register for resale certain shares of Common Stock owned by Woodstead Associates and Arthur J. Pasmas at the Company's expense and certain other shares at the expense of Woodstead Associates and Arthur J. Pasmas. During 1994, Woodstead Associates requested the Company register 6,000,000 shares of Common Stock for resale by Woodstead Associates at the Company's expense, which aggregated approximately $5,663.

     Pengo Securities Corp. has entered into a Registration Rights Agreement with the Company in connection with the purchase by Pengo of 12,000,000 shares of Common Stock for an aggregate purchase price of $6 million ($0.50 per share) pursuant to which the Company has agreed to register for resale such shares of Common Stock at the Company's expense. To date, Pengo has not requested the Company register any of such shares for resale.

     Randall D. Smith ("Smith"), Inland and IPC entered into a Farmout Agreement dated effective July 1, 1995 pursuant to which IPC agreed to farmout to Smith 40-acre drill sites and Smith agreed to expend approximately $6,800,000 to drill wells on such drill sites between July 1, 1995 and December 31, 1995. Pursuant to the Farmout Agreement, 21 wells were drilled and funded by Smith. IPC earned a supervisory fee of $25,000, proportionately reduced to IPC's working interest ownership in the drill site, for each well drilled, for an aggregate of $326,178 in supervisory fees in 1995. The Farmout Agreement provides that Smith shall reconvey the drill sites to IPC once Smith has recovered from production an amount equal to 100% of his expenditures, including supervisory fees and severance and production taxes, plus an additional sum equal to an annual 22% rate of return on all such sums expended by Smith ("Payout"). On November 22, 1995, Inland, IPC and Smith entered into an Option Agreement pursuant to which Smith granted to IPC the option to reacquire the drill sites on May 10, 1997 by issuing that number of shares of Common Stock valued at $0.50 per share, which, based upon such valuation, would equal the amount necessary for Smith to achieve Payout. If Inland and IPC fail to exercise such option, Smith has been given an option, exercisable prior to expiration of the third business day following March 10, 1997, to purchase that number of shares of Common Stock which, based on a valuation of $0.50 per share, would equal an amount that would cause Smith to achieve Payout. In the event Smith elects to purchase such shares, Inland has agreed to register the shares upon Smith's request and to pay all expenses of such registration.

Executive Compensation

     The following tables set forth the compensation paid by Inland (and its subsidiary, IPC) for services rendered during the fiscal years ended December 31, 1995, 1994 and 1993, and the number of options granted, to the Chief Executive Officer of Inland and each of the executive officers named below, and the value of the unexercised options held by such Chief Executive Officer and each of the executive officers named below on December 31, 1995:

                    Summary Compensation Table
                                    Bonus Compensation
                     -----------------------------------------
     Name and                                        Other
     Principal                                       Annual
     Position            Year   Salary    Bonus  Compensation<F1>
     ---------           ----   -------   -----  --------------
Kyle R. Miller,          1995   $180,000   $  -       $   -
Chief Executive Officer  1994    180,000   15,000         -
                         1993    162,500      -           -

John D. Lomax,           1995     96,381      -         6,057
Chairman(5)              1994    115,000      -        11,052
                         1993    115,000    5,000       7,617

Bill I. Pennington,      1995    137,500      -           -
Vice President and       1994    123,905      -           540
Chief Financial Officer  1993    104,600    9,500         261


                             Long Term
                             Compensation
                              Securities        All
         Name and             Underlying       Other
         Principal           Options or     Compensa-
         Position              Warrants    tion<F2><F3><F4>
        ----------         --------------  ----------------

Kyle R. Miller,                  312,500       $7,738
Chief Executive Officer        1,918,475        6,907
                                 526,132        2,500

John D. Lomax,                      -          92,939
Chairman<F5>                         -          25,600
                                    -          37,620

Bill I. Pennington,                 -           1,884
Vice President and               200,000       10,268
Chief Financial Officer             -          13,550

_________________________


<F1>  The amounts in this column represent amounts contributed by
      IPC for life insurance premiums.

<F2>  The amounts in this column for Mr. Miller include $2,000 and $2,500 in directors' fees for attending four and five Board meetings during 1994 and 1993, respectively, disability insurance premiums and club membership in 1995 and 1994 of $5,272 and $4,907, respectively, and $2,466 in
    1995 representing a matching contribution by the Company under the 401(k) Plan.

<F3> The amounts in this column for Mr. Lomax include medical insurance reimbursements of $2,005, $1,808 and $2,054 in 1995, 1994 and 1993, respectively, net overriding royalty interests of $11,340, $23,792 and $35,566 in 1995, 1994 and
     1993, respectively, $2,149 in 1995 representing a matching contribution by the Company under the 401(k) Plan, and $77,445 in 1995 representing the cash surrender value of a life insurance policy on Mr. Lomax's life transferred to him upon termination of his employment agreement with the Company.

<F4> The amounts in this column for Mr. Pennington include club allowances of $4,500 and $6,000 in 1994 and 1993,
     respectively, medical insurance reimbursements of $497 and $1,814 in 1994 and 1993, respectively, moving expenses of $5,271 and $5,736 for 1994 and 1993, respectively, and $1,884 in 1995 representing a matching contribution by the Company under the 401(k) Plan.

<F5> Effective July 1, 1995, the Company and Mr. Lomax mutually agreed to the termination of his employment agreement, and entered into a two-year Deferred Compensation Agreement providing for payment of $70,000 each year to Mr. Lomax.

_______________________




                     Option/SAR Grants Table
         (Option/Warrant/SAR Grants in Last Fiscal Year)
                       Percent of
                         Total
            Number of   Option/
            Securities  Warrant
            Underlying  Granted   Exercise   Market
            Options or    to      or in     Price
            Warrants   Employees    Base    on Date   Expira-
            Granted    in Fiscal   Price    of Grant   tion
 Name          #          Year     ($/Sh)    ($/Sh)    Date
- --------    ---------  ---------   ------   --------  --------
Kyle R.
 Miller<F1>  12,500     1.5%       $.65      $.65      2/1/00
            300,000    36.2         .50       .50     11/6/00

John D.
  Lomax        -         -           -        -           -
Bill I.
  Pennington   -         -           -        -           -
________________________

<F1> Pursuant to Mr. Miller's employment agreement (see
     "Employment Agreements", below), he is granted five-year warrants equal to 5% of the number of shares of Common Stock issued by Inland, or issuable by Inland pursuant to the terms of options or other instruments granted or otherwise issued by Inland which are convertible into or exercisable or exchangeable for Common Stock, during the term of his employment with an exercise price equal to the price at which such shares were issued by Inland or the exercise, conversion or exchange price of such options or other instruments, as applicable. On February 1, 1995, Inland granted an option to a financial consultant for 250,000 shares of Common Stock with an exercise price of $0.65 per share. The closing "bid" price of Common Stock on February 1, 1995, was $0.4375 per share. Under the terms of Mr. Miller's warrant agreement with Inland, Mr. Miller also was granted a five-year warrant to acquire 12,500 shares at an





                                23

     exercise price of $0.65 per share. On November 6, 1995, Inland issued 12 million shares to Pengo Securities Corp. for $6 million ($0.50 per share). As a condition to the purchase of such shares by Pengo, Pengo requested that Mr. Miller waive his right to the full 5% and accept only 2.5% instead. Consequently, upon the issuance of such shares to Pengo pursuant to Mr. Miller's employment agreement he was automatically granted a warrant for 300,000 shares, at an exercise price of $0.50 per share, representing 2.5% of the 12 million shares issued to Pengo.

________________________

      Aggregated Option/Warrant/SAR Exercises in Last Fiscal
                Year and FY-End Option/SAR Values
                                                       Value of
                                         Number of   Unexercised
                                         Securities     In-the
                                         Underlying     Money
                                         Unexercised    Options
                   Shares                  Options     /Warrants/
                  Acquired              Warrants/SARs     SARs
                     on       Value        at 1995      at 1995
                  Exercise   Realized      FY-End<F1>    FY-End
  Name               #          $             #            $
- ------------      --------   ---------  -------------  ---------

Kyle R. Miller      None       None        2,239,107    $167,156
John D. Lomax        -           -             -           -
Bill I. Pennington  None       None          200,000      31,250
________________________

[FN]
<F1>  All options and warrants were exercisable at December 31,
     1995. Value is based on the closing bid price of $.46875 per share on December 31, 1995. Warrants for 775,608 shares for Mr. Miller were not in-the-money on December 31, 1995.
________________________

Employment Agreements
     Effective February 23, 1993, Inland entered into a three-year employment agreement with Mr. Miller to serve as President and Chief Executive Officer of Inland for an annual base salary of $180,000. In addition, Inland granted Mr. Miller a five-year warrant to acquire 469,632 shares of Inland Common Stock at an exercise price of $0.4375 per share (subject to anti-dilution adjustments) and agreed for so long as he is an executive officer of Inland to grant additional five-year warrants to Mr. Miller equal to 5% of the number of shares issued by Inland in future transactions, or issuable by Inland pursuant to the terms of options or other instruments granted or otherwise issued by Inland which are convertible into or exercisable or exchangeable for Common Stock (other than shares issued pursuant to employee benefit plans or pursuant to a warrant for 2,008,894 shares initially granted by Inland on February 23, 1993), with an exercise price equal to the price at which such additional shares were issued or the exercise, conversion or exchange price of such options or other instruments, as applicable. Mr. Miller's employment agreement is renewable for successive one year terms, unless either party gives written notice of such party's intention not to renew at least ninety days prior to the termination of the current term; provided, however, it is also subject to termination at any time by either party by giving at least one year prior written notice. No notice was given by either party and, consequently, the employment agreement automatically renewed for a one-year period expiring February 23, 1997. If the agreement is terminated by Inland without cause, Mr. Miller is entitled to one years' salary and bonus.

     John D. Lomax entered into an employment agreement with Inland at the closing of the Merger providing for a two year term, at a salary of $115,000. The employment agreement also provided for medical and disability benefits and certain other benefits. As part of his employment agreement with Inland, Mr. Lomax was entitled to certain life insurance benefits and to receive an overriding royalty interest in any oil, gas and mineral lease previously acquired by IPC or which in the future may be acquired by Inland, equal to 1% of the lease interest acquired by IPC and 1% of the lease interest acquired by Inland if such lease acquired by Inland relates to a project developed by Mr. Lomax and brought to the attention of IPC or Inland by Mr.

Lomax. Mr. Lomax's employment agreement provided that if he was terminated by Inland without cause, he would be entitled to one years' salary and bonus. Effective July 1, 1995, Inland and Mr. Lomax mutually agreed to terminate his employment agreement and entered into a two-year Deferred Compensation Agreement providing for payment of $70,000 per year to Mr. Lomax, and which continued his entitlement to health and life insurance benefits until July 1, 1996 and his entitlement to the overriding royalty interests earned prior to July 1, 1995.

     Bill I. Pennington also entered into an employment agreement with Inland at the closing of the Merger providing for a two year term, at a salary of $137,500. The employment agreement also provides for medical and disability benefits and certain other benefits. As part of his employment agreement with Inland, Mr. Pennington was granted an option for 200,000 shares of common stock exercisable at $.3125, the closing "bid" price per share at the closing of the Merger, and which expires 10 years after the date of grant. Mr. Pennington's employment agreement is renewable for successive one year terms, unless either party gives written notice of such party's intention not to renew at least 90 days prior to the termination of the current term; provided, however, it is also subject to termination at any time by either party by giving at least one year prior written notice. If Mr. Pennington's agreement is terminated by Inland without cause, Mr. Pennington is entitled to one years' salary and bonus.



   PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth certain information regarding the ownership of Common Stock and Series A Preferred Stock as of March 31, 1996, by each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock or Series A Preferred Stock, each current director, and all executive officers and directors of the Company as a group, based on information provided to the Company by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table:


                                    Series A Preferred Stock
                                    ------------------------
                                       Number
       Name and Address                  of
     of Beneficial Owner               Shares        Percent
     --------------------             -------       --------
Randall D. Smith<F1><F2>               19,691           18.4
  Pengo Securities Corp.
  Woodstead Associates II, L.P.
  885 Third Ave., 34th Floor
  New York, New York 10022

Citicorp Venture Capital Ltd.<F3>      39,779           37.2
  Citicorp
  Citibank, N.A.
  399 Park Ave.
  Floor 14/Zone 4
  New York, New York

Texas Commerce Investment               9,945            9.3
  Company
P.O. Box 2558
Houston, Texas  77252-8057

Kyle R. Miller<F4>                         -               -
  475 17th Street
  Suite 1500
  Denver, Colorado  80202

James F. Etter<F4>                         -               -
  E. 5503 Broadway
  Spokane, Washington  99212

Arthur J. Pasmas<F1><F4>                2,188            2.0
  5858 Westheimer, Suite 400
  Houston, Texas  77057

John D. Lomax<F5>                       1,997            1.9
  791 Nyes Place
  Laguna Beach, CA  92651

Bill I. Pennington<F4>                  1.383            1.3
  6501 Canyon Crest Dr.
  Salt Lake City, Utah  84121

T Brooke Farnsworth<F4>                    -               -
  333 North Sam Houston Parkway
  Suite 300
  Houston, Texas  77060

Richard F. Conway<F1><F2>                  -               -
   885 Third Ave., 34th Floor
   New York, New York 10022

All Executive Officers and              5,568            5.2
  Directors as a Group
  (9 persons)<F6>

                                         Common Stock
                                --------------------------------
                                             Number of
                                              Shares
                                             Assuming
                                            Conversion
                                            of Series A
                             Number          Preferred
  Name and Address             of              Stock
of Beneficial Owner          Shares  Percent  by Holder   Percent
- --------------------         ------- ------- -----------  -------
Randall D.
  Smith<F1><F2>           20,600,188   50.3   32,451,044   52.5
  Pengo Securities Corp.
  Woodstead Associates II, L.P.
  885 Third Ave., 34th Floor
  New York, New York 10022

Citicorp Venture
  Capital Ltd.<F3>        1,593,114    3.9      5,332,141  11.9
  Citicorp
  Citibank, N.A.
  399 Park Ave.
  Floor 14/Zone 4
  New York, New York

Texas Commerce
  Investment               398,290      1.0      1,227,040    2.9
  Company
P.O. Box 2558
Houston, Texas  77252-8057

Kyle R. Miller<F4>       2,810,536      6.5       3,820,536   6.5
  475 17th Street
  Suite 1500
  Denver, Colorado  80202

James F. Etter<F4>         846,255      2.1         846,255   2.1
  E. 5503 Broadway
  Spokane, Washington  99212

Arthur J. Pasmas<F1><F4> 1,033,067      2.5       1,238,728   3.0
  5858 Westheimer, Suite 400
  Houston, Texas  77057

John D. Lomax<F5>         971,518       2.4       1,149,226   2.8
  791 Nyes Place
  Laguna Beach, CA  92651

Bill I. Pennington<F4>    989,927       2.4       1,119,922   2.7
  6501 Canyon Crest Dr.
  Salt Lake City, Utah  84121

T Brooke Farnsworth<F4>    20,000        *          20,000     *
  333 North Sam Houston Parkway
  Suite 300
  Houston, Texas  77060

Richard F. Conway<F1><F2>    -           -            -        -
   885 Third Ave., 34th Floor
   New York, New York 10022

All Executive
  Officers and         7,793,492       17.7     8,316,856    18.6
  Directors as a Group
  (9 persons)<F6>


*    Less than 1%

<F1> Woodstead Associates II, L.P. has the right to designate up to two nominees to the Company's Board of Directors for as long as it owns 6,000,000 or more shares, and one nominee for as long as it owns 3,000,000 or more shares but less than 6,000,000 shares. Arthur J. Pasmas and Richard F. Conway, Vice Presidents of Smith Management Company, an affiliate of Woodstead Associates, are such nominees. Messrs. Pasmas and Conway disclaim beneficial ownership of the shares of the Company's Common Stock and Series A Preferred Stock owned by Woodstead Associates and Woodstead Associates disclaims beneficial ownership of the shares of the Company's Common Stock owned by Messrs. Pasmas and Conway and their respective shares are not included in the table in the shares owned by the other. Woodstead Associates owns 8,600,188 shares of Common Stock and 19,691 shares of Series A Preferred Stock of record and beneficially. Randall D. Smith is deemed to also beneficially own the shares owned of record by Woodstead Associates

<F2> Pengo Securities Corp. owns of record and beneficially
     12,000,000 shares of Common Stock. Randall D. Smith is deemed to also beneficially own the shares owned of record by Pengo Securities Corp. Messrs. Pasmas and Conway disclaim beneficial ownership of the shares of Common Stock owned by Pengo, and Pengo disclaims beneficial ownership of the shares of Common Stock owned by Messrs. Pasmas and Conway and their respective shares are not included in the table in the shares owned by the other.

<F3> Citicorp Venture Capital Ltd. is the record and beneficial owner of the shares, which may also be deemed to be beneficially owned by its parent, Citibank, N.A., and by Citicorp, the parent of Citibank, N.A.

<F4> Includes shares issuable under outstanding stock options and warrants granted to Messrs. Miller, Etter, Pasmas,
     Pennington, Farnsworth, and all executive officers and directors as a group for 2,239,107, 122,900, 20,000,
     200,000, 20,000 and 3,149,007 shares, respectively.


<F5> Includes 909,050 shares of Common Stock and 1,815 shares of
     Series A Preferred Stock before conversion, and 1,079,651 shares of Common Stock after conversion, owned of record and beneficially; 13,392 shares of Common Stock and 91 shares of Series A Preferred Stock before conversion, and 21,946 shares of Common Stock after conversion, held of record by the Lomax Family Trust; 13,392 shares of Common Stock and 91 shares of Series A Preferred Stock before conversion, and 21,945 shares of Common Stock after conversion, held of record by the Dorothy M. Lomax Testamentary Trust; and 25,684 shares of Common Stock held of record by the Estate of Dorothy M. Lomax.

<F6> See (4) and (5) above.

________________________


                  STOCKHOLDER PROPOSALS FOR THE
               1997 ANNUAL MEETING OF STOCKHOLDERS


     Proposals of stockholders must be received by the Company at its principal executive office at 475 17th Street, Suite 1500, Denver, Colorado 80202, by December 24, 1996 for inclusion in the Company's proxy statement and form of proxy relating to the 1997 annual meeting of stockholders.


         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     Coopers & Lybrand served as the Company's principal independent public accountants for 1995 and has been selected by the Company to serve in 1996. Representatives of Coopers & Lybrand are expected to be present at the 1996 annual meeting of stockholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                          OTHER MATTERS


     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.


                                       By Order of the Board of
                                       Directors

                                       Michael J. Stevens
                                       Secretary


April 23, 1996


























                                                       Appendix A
                      ARTICLES OF AMENDMENT
                              TO THE
                    ARTICLES OF INCORPORATION
                                OF
                      INLAND RESOURCES INC.


     Pursuant to RCW 23B.10.060 of the Washington Business
Corporation Act, the undersigned corporation hereby submits the following amendment(s) to the corporation's Articles of Incorporation.

     1.   The name of the corporation is Inland Resources Inc.

     2. The date of filing the original Articles of Incorporation with the Secretary of State of Washington is August 12, 1985.

     3. The Articles of Incorporation of the corporation are amended by amending paragraph 1 of Article IV to read in its entirety as follows:

          "The aggregate number of shares which this Corporation shall have authority to issue is 10,000,000 shares of common stock having a par value of $0.001 per share, and 20,000,000 shares of Class A preferred stock having a par value of $0.001 per share. Fully paid stock of this Corporation shall not be liable to any further call or assessment. At the filing of these Articles of Amendment, each outstanding share of common stock of the par value of $.001 per share shall become one-tenth (1/10th) share of common stock of the par value of $0.001 per share, so that after the filing of these Articles of Amendment stockholders shall be deemed to hold one share of common stock for every ten shares of common stock held prior to the filing, with any fractional shares being rounded up to the nearest whole share of common stock."

     4. The date of adoption of this amendment was May 22, 1996.


     5. The amendment was duly approved by shareholder action in accordance with the provisions of RCW 23B.10.030 and RCW
23B.10.040.

     6. These Articles of Amendment will be effective upon filing.

     DATED:   ___________________ ___, 1996.


                                   INLAND RESOURCES INC.


                                   By:  _________________________
                                        Kyle R. Miller, President
                                        and CEO

                                                       Appendix B
                      ARTICLES OF AMENDMENT
                              TO THE
                    ARTICLES OF INCORPORATION
                                OF
                      INLAND RESOURCES INC.


     Pursuant to RCW 23B.10.060 of the Washington Business
Corporation Act, the undersigned corporation hereby submits the following amendment(s) to the corporation's Articles of Incorporation.

     1.   The name of the corporation is Inland Resources Inc.

     2. The date of filing the original Articles of Incorporation with the Secretary of State of Washington is August 12, 1985.

     3. The Articles of Incorporation of the corporation are amended by amending paragraph 1 of Article IV to read in its entirety as follows:

          "The aggregate number of shares which this Corporation shall have authority to issue is 25,000,000 shares of common stock having a par value of $0.001 per share, and 20,000,000 shares of Class A preferred stock having a par value of $0.001 per share. Fully paid stock of this Corporation shall not be liable to any further call or assessment. "

     4. The date of adoption of this amendment was May 22, 1996.

     5. The amendment was duly approved by shareholder action in accordance with the provisions of RCW 23B.10.030 and RCW
23B.10.040.

     6. These Articles of Amendment will be effective upon filing.

     DATED:   _________________________ ___, 1996.


                                   INLAND RESOURCES INC.


                                   By:  ______________________
                                        Kyle R. Miller, President
                                        and CEO

                      INLAND RESOURCES INC.

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of INLAND RESOURCES INC. (the "Company") will be held on Wednesday, May 22, 1996, at 9:00 a.m., local time, at the Denver Petroleum Club located at 555 17th Street, Suite 3700,
Denver, Colorado, for the following purposes:

          (1)  To elect seven members of the Board of
     Directors to serve until the 1997 annual meeting of stockholders or until their respective successors are duly elected and qualified, with four members of the Board of Directors to be elected by the holders of Common Stock and three members of the Board of Directors to be elected by the holders of Series A
     Preferred Stock;

          (2) To approve (i) an amendment to the Company's Articles of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 shares to 10,000,000 shares (without affecting par value), (ii) a 1-for-10 reverse stock split of the Company's presently issued and outstanding shares of Common Stock (the "Reverse Split"), and (iii) an amendment to the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value), all of which shall be considered as one proposal (the "Proposal") submitted to a vote of the holders of Common Stock. Holders of Series A Preferred Stock are not entitled to vote on the Proposal and the Company is not asking for a proxy from holders of Series A Preferred Stock in connection with the Proposal; and

          (3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     The holders of record of Common Stock and Series A Preferred
Stock of the Company at the close of business on April 19, 1996 will be entitled to vote at the meeting, as described above.

     For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 475 17th

Street, Suite 1500, Denver, Colorado.


                              By order of the Board of Directors

                              MICHAEL J. STEVENS
                              Secretary

April 23, 1996



    You are cordially invited to attend the meeting in person.
Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

                  Series A Preferred Stock Proxy

                      Inland Resources Inc.

              This Series A Preferred Stock Proxy is
          Solicited on Behalf of the Board of Directors


    The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, on May 22, 1996, beginning at 9:00 a.m., Denver Time, and the Proxy Statement in connection therewith and (2) appoints Kyle R. Miller and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Series A Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

    The undersigned directs that the undersigned's proxy be voted as follows:

    1.   ELECTION OF    [  ] FOR all nominees listed below
         DIRECTORS           (except as marked to the contrary
                             below)

                        [  ] WITHHOLD AUTHORITY to vote
                             for all nominees listed
                             below

                        [   ]ABSTAIN from voting


    John D. Lomax, Bill I. Pennington and T Brooke Farnsworth

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- -----------------------------------------------------------------

    2.   IN THE DISCRETION OF THE PROXIES, ON ANY OTHER
         MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the Series A Preferred Stock director nominees in item 1 above.
     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series A Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.
     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
     Please date, sign and mail this proxy in the enclosed envelope.




                                   Date ____________________ ___,
                                   1996


                                   ______________________________
                                   Signature of Stockholder


                                   ______________________________
                                   Signature of Stockholder


                                   Please date this proxy and
                                   sign your name exactly as it
                                   appears hereon.  Where there
                                   is more than one owner, each
                                   should sign.  When signing as
                                   an attorney, administrator,
                                   executor, guardian or trustee,
                                   please add your title as such.
                                   If executed by a corporation,
                                   the proxy should be signed by
                                   a duly authorized officer.

                        Common Stock Proxy

                      Inland Resources Inc.

             This Common Stock Proxy is Solicited on
                 Behalf of the Board of Directors

    The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, on May 22, 1996, beginning at 9:00 a.m., Denver Time, and the Proxy Statement in connection therewith and (2) appoints Kyle R. Miller and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

    The undersigned directs that the undersigned's proxy be voted as follows:

    1.   ELECTION OF    [  ] FOR all nominees listed below
         DIRECTORS           (except as marked to the contrary
                             below)

                        [  ] WITHHOLD AUTHORITY to vote
                             for all nominees listed
                             below

                        [   ]ABSTAIN from voting


 Kyle R. Miller, James F. Etter, Arthur J. Pasmas and Richard F.
Conway

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

 ----------------------------------------------------------------

    2.   APPROVAL OF    [  ] FOR Approval of the Proposal
         PROPOSAL            described below

                        [  ] AGAINST Approval of the Proposal
                             described below

                        [   ]     ABSTAIN from voting


              The Proposal [items (i) through (iii) below] constitutes a unified proposal to approve, and a vote "FOR" will constitute approval of, all of the following matters:

              (i) An amendment to the Company's Articles of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 shares to 10,000,000 shares
                   (without affecting par value); and

              (ii) a 1-for-10 reverse stock split of the
                   Company's presently issued and outstanding shares of Common Stock (the "Reverse Split");
                   and

              (iii) an amendment to the Company's Articles of
                    Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value).

    3.   IN THE DISCRETION OF THE PROXIES, ON ANY OTHER
         MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the Common Stock director nominees in item 1 above and for approval of the Proposal in item 2 above.
     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.
     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
     Please date, sign and mail this proxy in the enclosed envelope.


                                   Date __________________ ____,
                                   1996


                                   ____________________________
                                   Signature of Stockholder






                                   ______________________________
                                   Signature of Stockholder

                                   Please date this proxy and
                                   sign your name exactly as it
                                   appears hereon.  Where there
                                   is more than one owner, each
                                   should sign.  When signing as
                                   an attorney, administrator,
                                   executor, guardian or trustee,
                                   please add your title as such.
                                   If executed by a corporation,
                                   the proxy should be signed by
                                   a duly authorized officer.